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                                                               EXECUTION VERSION

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

      THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 9, 2002, is entered into by and among AVNET, INC., a New York corporation ("Avnet"), the lenders party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

      A. Avnet, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25, 2001, as amended or modified by that First Amendment to Credit Agreement (Multi-Year) dated as of March 29, 2002, that Second Amendment to Credit Agreement (Multi-Year) dated as of October 10, 2002, that certain letter agreement dated as of November 8, 2002, and that Third Amendment to Credit Agreement dated as of November 23, 2002, among Avnet, the Administrative Agent and Lenders (as so amended or modified, the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to Avnet and certain of its Subsidiaries.

      B. Avnet has requested that the Administrative Agent and the Lenders agree to certain amendments of the Credit Agreement.

      C. The Administrative Agent and the Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement as amended hereby.

      2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows, effective as of the Effective Date:

            (a) Section 1.01 of the Credit Agreement shall be amended by amending and restating the following defined term in its entirety:

                  "Trigger Event" means the occurrence of any of the following on or after the Second Amendment Date: (i) (A) the failure, for whatever reason, to consummate a Permitted Capital Markets Transaction on or before December 15, 2002; or (B) any Borrower submits on any date prior to December 13, 2002, a Request for Credit Extension at any time prior to the date all documents and agreements are delivered and all other acts and deeds are accomplished as required by Sections 6.21(a) and Section 6.21(b); (ii) the establishment of a Debt Rating by Moody's of Ba1 or lower or by S&P of BB+ or lower or either such rating agency shall withdraw its Debt Rating; or (iii) the day immediately following the occurrence of an Unwind (other than an Unwind in connection with which


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            Avnet simultaneously consummates and enters into a Permitted
            Securitization Refinancing) arrives.

            (b) Section 6.21(a)(i) of the Credit Agreement shall be amended by deleting the phrase "No later than 60 days after the Second Amendment Date" and replacing it with "On or before December 12, 2002".

            (c) Section 6.21(a)(ii) of the Credit Agreement shall be amended by deleting the phrase "No later than 60 days after the Second Amendment Date" and replacing it with "On or before December 12, 2002".

            (d) Section 6.21(b) of the Credit Agreement shall be amended by deleting each occurrence of the date "December 10, 2002" and replacing each such occurrence with "December 12, 2002".

      3. Representations and Warranties. Avnet hereby represents and warrants to the Administrative Agent and the Lenders as follows:

            (a) No Default or Event of Default has occurred and is continuing, either immediately prior to or after giving effect to this Amendment.

            (b) The execution, delivery and performance by Avnet of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of Avnet, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

            (c) All representations and warranties of Avnet contained in Article V of the Credit Agreement as amended hereby are true and correct as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

            (d) Avnet is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

            (e) As of the Effective Date, there are no Designated Borrowers under the Credit Agreement.

      4. Effective Date. This Amendment will become effective as of the date shown first above, provided each of the following conditions precedent has been satisfied (the "Effective Date"):

            (a) The Administrative Agent shall have received from each of Avnet and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.


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            (b) The Administrative Agent shall have received from the secretary or assistant secretary of Avnet a certificate providing satisfactory evidence of the authorization of the execution, delivery and performance by Avnet of this Amendment and any other documents contemplated hereby.

            (c) The Administrative Agent shall have received from Avnet a certificate executed by a Responsible Officer of Avnet, dated as of the Effective Date and certifying that (i) all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date and (ii) on and as of the Effective Date, no event has occurred which has or would reasonably be likely to have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Avnet or of Avnet and its Subsidiaries taken as a whole, or on the facts and information regarding Avnet and its Subsidiaries as represented as of the date hereof.

            (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

            (e) The Effective Date shall have occurred no later than December 9, 2002.

For purposes of determining compliance with the conditions specified in this
Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

      5. Reservation of Rights. Avnet acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

      6. Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. The Credit Agreement, as amended hereby, is hereby ratified by Avnet.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19 AND
9.20 OF THE CREDIT AGREEMENT, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.


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            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or Avnet shall bind such Lender or Avnet, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

            (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

            (g) Avnet covenants to pay to or reimburse the Administrative Agent, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

            (h) This Amendment shall constitute a Loan Document.

                            [Signature pages follow]


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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                        AVNET, INC.

                                        By: /s/ Raymond Sadowski
                                            ------------------------------------

                                        Name: Raymond Sadowski
                                              ----------------------------------

                                        Title: Senior Vice President and Chief
                                        Financial Officer


           Signature Page for the Fourth Amendment to Credit Agreement

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                                        BANK OF AMERICA, N.A., as the
                                        Administrative Agent, a Lender, the L/C
                                        Issuer and the Swing Line Lender

                                        By: /s/ Sugeet Manchanda
                                            ------------------------------------

                                        Name: Sugeet Manchanda
                                              ----------------------------------

                                        Title: Principal
                                               ---------------------------------


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                                        ABN AMRO BANK N.V., as a Lender


                                        By: /s/ Maria Vickroy-Peralta
                                            ------------------------------------

                                        Name: Maria Vickroy-Peralta
                                              ----------------------------------

                                        Title: Senior Vice President
                                               ---------------------------------



                                        By: /s/ Mathew Harvey
                                            ------------------------------------

                                        Name: Mathew Harvey
                                              ----------------------------------

                                        Title: Senior Vice President
                                               ---------------------------------


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                                        THE BANK OF NOVA SCOTIA, as a Lender



                                        By: /s/ Kemp Leonard
                                            ------------------------------------

                                        Name: Kemp Leonard
                                              ----------------------------------

                                        Title: Director
                                               ---------------------------------


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                                        BANK OF TOKYO-MITSUBISHI
                                        TRUST COMPANY, as a Lender


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


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                                        BANK ONE, N.A., as a Lender



                                        By: /s/ Joseph R. Perdenza
                                            ------------------------------------

                                        Name: Joseph R. Perdenza
                                              ----------------------------------

                                        Title: Director
                                               ---------------------------------


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                                        CREDIT SUISSE FIRST BOSTON, as a Lender



                                        By: /s/ Robert Hetu
                                            ------------------------------------

                                        Name: Robert Hetu
                                              ----------------------------------

                                        Title: Director
                                               ---------------------------------



                                        By: /s/ Guy M. Baron
                                            ------------------------------------

                                        Name: Guy M. Baron
                                              ----------------------------------

                                        Title: Associate
                                               ---------------------------------


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                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Lender



                                        By: /s/ Jorge A. Gonzalez
                                            ------------------------------------

                                        Name: Jorge A. Gonzalez
                                              ----------------------------------

                                        Title: Managing Director
                                               ---------------------------------


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                                        FLEET NATIONAL BANK, as a Lender



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


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                                        KBC BANK, N.V., as a Lender



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


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                                        NATEXIS BANQUES POPULAIRES, as a Lender



                                        By: /s/ Pieter J. van Tulder
                                            ------------------------------------

                                        Name: Pieter J. van Tulder
                                              ----------------------------------

                                        Title: Vice President and Manager
                                               Multinational
                                               ---------------------------------



                                        By: /s/ Nicolat Regent
                                            ------------------------------------

                                        Name: Nicolat Regent
                                              ----------------------------------

                                        Title: VP Multinational
                                               ---------------------------------


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                                        THE NORTHERN TRUST COMPANY, as a Lender



                                        By: /s/ Eric Dybing
                                            ------------------------------------

                                        Name: Eric Dybing
                                              ----------------------------------

                                        Title: Second Vice President
                                               ---------------------------------


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                                        SKANDINAVISKA ENSKILDA BANKEN AB (PUBL),
                                        as a Lender



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


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                                        STANDARD CHARTERED BANK, as a Lender



                                        By: /s/ Mary Machado-Schammel
                                            ------------------------------------

                                        Name: Mary Machado-Schammel
                                              ----------------------------------

                                        Title: Sr. Vice President
                                               ---------------------------------



                                        By: /s/ Andrew Y. Ng
                                            ------------------------------------

                                        Name: Andrew Y. Ng
                                              ----------------------------------

                                        Title: Vice President
                                               ---------------------------------


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                                        UNICREDITO ITALIANO, NEW YORK BRANCH,
                                        as a Lender



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


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